Exhibit 10.14

FIFTH AMENDMENT

DATED AS OF MARCH 26, 2003

TO

RECEIVABLES SALE AGREEMENT

DATED AS OF DECEMBER 21, 2001

THIS FIFTH AMENDMENT (the “Amendment”), dated as of March 26, 2003, is entered into among PerkinElmer Receivables Company, as Seller (the “Seller”), PerkinElmer, Inc., as Initial Collection Agent (the “Initial Collection Agent,” and together with any successor thereto, the “Collection Agents”), the committed purchasers party thereto (the “Committed Purchasers”), Windmill Funding Corporation (“Windmill”), and ABN AMRO Bank N.V., as agent for the Purchasers (the “Agent”).

WITNESSETH:

WHEREAS, the Seller, the Initial Collection Agent, the Agent, the Committed Purchasers and Windmill have heretofore executed and delivered a Receivables Sale Agreement, dated as of December 21, 2001 (as amended, supplemented or otherwise modified through the date hereof, the “Sale Agreement”),

WHEREAS, the parties hereto desire to amend the Sale Agreement as provided herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree that the Sale Agreement shall be and is hereby amended as follows:

Section 1. Subject to the following terms and conditions, including without limitation the conditions precedent set forth in Section 2, upon execution by the parties hereto in the space provided for that purpose below, the Sale Agreement shall be, and is hereby, amended as follows:

(a) The defined term “Originators” appearing in Schedule I to the Sale Agreement is hereby amended in its entirety and as so amended shall read as follows:

“Originators” means PerkinElmer, Inc., PerkinElmer Holdings, Inc., PerkinElmer Life Sciences, Inc., Receptor Biology, Inc., PerkinElmer Instruments LLC, PerkinElmer Optoelectronics NC, Inc., PerkinElmer Optoelectronics SC, Inc., PerkinElmer Canada, Inc., Applied Surface Technology, Inc. and PerkinElmer Automotive Research, Inc.

(b) Exhibit D to the Sale Agreement is hereby amended in its entirety to be and to read as set forth as Exhibit D to this Amendment.

(c) Exhibit E to the Sale Agreement is hereby amended in its entirety to be and to read as set forth as Exhibit E to this Amendment.

Section 2. Section 1 of this Agreement shall become effective only once the Agent has received, in form and substance satisfactory to the Agent, the following:

(a) A certificate of the Secretary of Applied Surface Technology, Inc. (“Applied Surface”) certifying (i) the resolutions of Applied Surface’s board of directors approving each Transaction Document to which it is a party, (ii) the name, signature, and authority of each officer who executes on Applied Surface’s behalf a Transaction Document (on which certificate the Agent, each Purchaser Agent and each Purchaser may conclusively rely until a revised certificate is received), (iii) Applied Surface’s certificate or articles of incorporation certified by the Secretary or Assistant Secretary, (iv) a copy of Applied Surface’s by-laws and (v) good standing certificate issued by the Secretary of State of the jurisdiction where Applied Surface is organized.

(b) A certificate of the Secretary of PerkinElmer Automotive Research, Inc. (“Automotive Research”) certifying (i) the resolutions of Automotive Research’s board of directors approving each Transaction Document to which it is a party, (ii) the name, signature, and authority of each officer who executes on Automotive Research’s behalf a Transaction Document (on which certificate the Agent, each Purchaser Agent and each Purchaser may conclusively rely until a revised certificate is received), (iii) Automotive Research’s certificate or articles of incorporation certified by the Secretary or Assistant Secretary, (iv) a copy of Automotive Research’s by-laws and (v) good standing certificate issued by the Secretary of State of the jurisdiction where Automotive Research is organized.

(c) All instruments and other documents required, or deemed desirable by the Agent, to perfect the Agent’s first priority interest in the Receivables, Related Security, Collections, the Purchase Agreement and the Lock-Box Accounts of Applied Surface and Automotive Research in all appropriate jurisdictions.

(d) Notwithstanding any provision to the Sale Agreement, the Lock-Box Agreements for Applied Surface and Automotive Research shall be delivered to the Agent by April 9, 2003.

(e) UCC search reports from all jurisdictions the Agent requests.

(f) Favorable opinions of counsel coveting such matters as any Purchaser Agent or the Agent may request.

(g) Such other approvals, opinions or documents as the Agent or any Purchaser Agent may reasonably request.

Section 3. The parties hereto consent to the execution and delivery of that certain First Amendment to Purchase and Sale Agreement by the parties thereto.

Section 4.1. To induce the Agent and the Purchasers to enter into this Amendment, the Seller and Initial Collection Agent represent and warrant to the Agent and the Purchasers that:

(a) the representations and warranties contained in the Transaction Documents, are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); (b) no Potential Termination Event exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by each of the Seller and the Initial Collection Agent, and the Sale Agreement, as amended by this Amendment, and each of the other Transaction Documents are the legal, valid and binding obligations of the Seller and the Initial Collection Agent, enforceable against the Seller and the Initial Collection Agent in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ fights or by general principles of equity; and (d) no consent, approval, authorization, order, registration or qualification with any governmental authority is required for, and in the absence of which would adversely effect, the legal and valid execution and delivery or performance by the Seller or the Initial Collection Agent of this Amendment or the performance by the Seller or the Initial Collection Agent of the Sale Agreement, as amended by this Amendment, or any other Transaction Document to which they are a party.

Section 4.2. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

Section 4.3. Except as specifically provided above, the Sale Agreement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of any Agent or any Purchaser under the Sale Agreement or any of the other Transaction Documents, nor constitute a waiver or modification of any provision of any of the other Transaction Documents. All defined terms used herein and not defined herein shall have the same meaning herein as in the Sale Agreement. The Seller agrees to pay on demand all costs and expenses (including reasonable fees and expenses of counsel) of or incurred by the Agent and each Purchaser Agent in connection with the negotiation, preparation, execution and delivery of this Amendment.

Section 4.4. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of Illinois.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

ABN AMRO BANK N.V., as the Agent, as the Committed Purchaser

By:
Title:

By:
Title:

WINDMILL FUNDING CORPORATION

By:
Title:

PERKINELMER RECEIVABLES COMPANY

By:	/s/ David C. Francisco
Title:	David C. Francisco, Assistant Treasurer

PERKINELMER, INC.

By:	/s/ John L. Healy
Title:	John L. Healy, Assistant Clerk

PERKINELMER RECEIVABLES COMPANY, as Buyer

By:
Name:
Title:

CONSENTED AND AGREED TO:

ABN AMRO BANK N.V., as Agent

By:	/s/ Therese Gremley
Name:	THERESE GREMLEY
Title:	Vice President

By:	/s/ Bernard Koh
Name:	BERNARD KOH
Title:	Senior Vice President

WINDMILL FUNDING CORPORATION

By:
Name:
Title:

By:
Name:
Title:

CONSENTED AND AGREED TO:

ABN AMRO BANK N.V., as Agent

By:
Name:
Title:

By:
Name:
Title:

WINDMILL FUNDING CORPORATION

By:	/s/ Bernard J. Angelo
Name:	Bernard J. Angelo
Title:	Vice President

GUARANTOR’S ACKNOWLEDGMENT AND CONSENT

The undersigned, PerkinElmer, Inc., has heretofore executed and delivered the Limited Guaranty dated as of December 21, 2001 (the “Guaranty”) and hereby consents to the Amendment to the Sale Agreement as set forth above and confirms that the Guaranty and all of the undersigned’s obligations thereunder remain in full force and effect. The undersigned further agrees that the consent of the undersigned to any further amendments to the Sale Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty referred to above.

PERKINELMER, INC.

By:	/s/ Robert F. Friel
Title:	Robert F. Friel, SVP & CFO

EXHIBIT D

TO

RECEIVABLE SALE AGREEMENT

ADDRESSES AND NAMES OF SELLER AND ORIGINATORS

SELLER
PerkinElmer Receivables Company (Delaware Corp.)
45 William Street
Wellesley, MA 02481
TIN: To be applied for

ORIGINATORS

PerkinElmer Life Sciences

Legal Entities:	PerkinElmer Life Sciences, Inc. (Delaware Corp.)
549 Albany Street
Boston, MA 02118
TIN: 04-3361624

Receptor Biology, Inc. (Delaware Corp.)
9238 Gaither Road
Gaithersburg, MD 20877
TIN: 52-1822218

PerkinElmer Instruments

Legal Entity:	PerkinElmer Instruments LLC (Delaware LLC)
710 Bridgeport Avenue
Shelton, CT 06484
TIN: 04-3465240

formerly located at:

761 Main Avenue
Norwalk, CT 06859-0001

PerkinElmer Optoelectronics

Legal Entities:	PerkinElmer Optoelectronics NC, Inc. (Delaware Corp.)
44370 Christy Street
Fremont, CA 94538
TIN: 94-1655721

formerly located at:

399 West Java Drive
Sunnyvale, CA 94089

PerkinElmer Optoelectronics SC, Inc. (Delaware Corp.)
1300 Optical Drive
Azusa, CA 91702
TIN: 95-2621568

PerkinElmer, Inc. (Massachusetts Corp.)
45 William Street
Wellesley, MA 02481
TIN: 04-2052042

for locations at:

PerkinElmer Optoelectronics
1330 East Cypress Street
Covina, CA 91724

PerkinElmer Optoelectronics
35 Congress Street
Salem, MA 01970

PerkinElmer Optoelectronics
10900 Page Avenue
St. Louis, MO 63132

PerkinElmer Optoelectronics
1 Mound Road, Bldg. 63
Miamisburg, OH 45342

PerkinElmer Holdings, Inc. (Massachusetts Corp.)
45 William Street
Wellesley, MA 02481
TIN: 04-2436772

for locations at:

PerkinElmer Optoelectronics
2175 Mission College Blvd.
Santa Clara, CA 95054

Applied Surface Technology, Inc.

Legal Entity:	Applied Surface Technology, Inc. (California Corp.)
831 Bransten Road
San Carlos, CA 94070
TIN:

formerly located at:

_______________
_________________

PerkinElmer Automotive Research, Inc.

Legal Entity:	PerkinElmer Automotive Research, Inc. (Texas Corp.)
5404 Bandera Road
San Antonio, TX 78238
TIN:

formerly located at:

_______________
_________________

FOREIGN

PerkinElmer Canada Inc. (Federal Corp.)
c/o Gowlings Lafleur Henderson LLP
Suite 5800, Scotia Plaza
40 King Street West
Toronto, Ontario
Canada M5H 3Z7
(Registered Office c/o local counsel)
Company Reg. No. 1151668

Principal business location:

22001 Dumberry Road
Vaudreuil, Quebec
Canada J7V 8P7

EXHIBIT E

LOCK BOXES AND LOCK-BOX BANKS

PerkinElmer, LLC (Delaware LLC)

710 Bridgeport Avenu

Shelton, Connecticut 06484

Wachovia Bank, N.A.

Account Name: PerkinElmer LLC Shelton

Account Number: 1868-001920

Lockbox Number: 101668

PerkinElmer Life Sciences, Inc. (Delaware Corporation)

549 Albany Street

Boston, Massachusetts 02118

Wachovia Bank, N.A.

Account Name: PerkinElmer Life Sciences,

Inc. Boston

Account Number: 1868-087117*

Lockbox Number: 101645

3985 Eastern Road

Akron, Ohio 44203

Wachovia Bank, N.A. Account Name: PerkinElmer Life Sciences, Inc. Akron Account Number: 1861-001914 Lockbox Number: 751716	Northern Trust Bank Account Name: PerkinElmer, Inc. Account Number: 78069 Lockbox Number: 91428 Lockbox is in the name of PKI Life Sciences, Inc. Akron

Receptor Biology, Inc. (Delaware Corporation)

9238 Gaither Road

Gaithersburg, Maryland 20877

*Receptor Biology’s only customer is

PerkinElmer Life Sciences, Inc. Boston, so

their receipts credit to the Wachovia Bank

Account 1868-087117

PerkinElmer Optoelectronics NC, Inc. (Delaware Corporation)

44370 Christy Street Fremont, California 94538

Wachovia Bank, N.A. Account Name: PerkinElmer Optoelectronics ILC Account Number: 1868-001901 Lockbox Number: 951513	Bank of America Account Name: PerkinElmer Optoelectronics ILC Account Number: 3751035910 Lockbox Number: 842201

PerkinElmer Optoelectronics SC, Inc. (Delaware Corporation)

1300 Optical Drive Azusa, California 91702

Wachovia Bank, N.A. Account Name: PerkinElmer Optoelectronics ORC Electronic Products Account Number: 1866-001902 Lockbox Number: 951509	Bank of America Account Name: PerkinElmer Optoelectronics ORC Electronic Products Account Number: 1295027982 Lockbox Number: 840955

Wachovia Bank, N.A. Account Name: PerkinElmer Optoelectronics ORC Lighting Account Number: 1861-001909 Lockbox Number: 951503	Bank of America Account Name: PerkinElmer Optoelectronics ORC Lighting Account Number: 1295027990 Lockbox Number: 840958

Wachovia Bank, N.A. Account Name: PerkinElmer Optoelectronics Electroformed Account Number: 1864-001922 Lockbox Number: 951506	Bank of America Account Name: PerkinElmer Optoelectronics ORC Electroformed Account Number: 1295028006 Lockbox Number: 840959

PerkinElmer Holdings, Inc.

2175 Mission College Boulevard Santa Clara, California 95054

Wachovia Bank, N.A. Account Name: PerkinEllmer Optoelectronics Reticon Account Number: 1863-001908 Lockbox Number: 101122	Northern Trust Bank Account Name: PerkinElmer, Inc. Account Number: 78069 Lockbox Number: 75160 Lockbox is in the name of PKI Optoelectronics Reticon

Wachovia Bank, N.A. Account Name: PerkinEllmer Optoelectronics Amorphous Silicon Account Number: 1868-001915 Lockbox Number: 101103	Northern Trust Bank Account Name: PerkinElmer, Inc. Account Number: 78069 Lockbox Number: 92863 Lockbox is in the name of PKI Optoelectronics Amorphous Silicon
PerkinElmer, Inc.

1330 E. Cypress Street Covina, California 91724

Wachovia Bank, N.A. Account Name: PerkinElmer Optoelectronics Power Systems Account Number: 1866-001921 Lockbox Number: 101653

35 Congress Street Salem, Massachusetts 01979

Wachovia Bank, N.A. Account Name: PerkinElmer Optoelectronics Salem Account Number: 1866-001916 Lockbox Number: 751109	Northern Trust Bank Account Name: PerkinElmer, Inc. Account Number: 78069 Lockbox Number: 92813 Lockbox is in the name of PKI Optoelectronics Salem

Wachovia Bank, N.A. Account Name: PerkinElmer Optoelectronics Heimann (Miamisburg) Account Number: 1860-001924 Lockbox Number: 751125	Northern Trust Bank Account Name: PerkinElmer, Inc. Account Number: 78069 Lockbox Number: 74696 Lockbox is in the name of PKI Optoelectronics Heimann (Miamisburg)

10900 Page Boulevard St. Louis, Missouri 63132

Wachovia Bank, N.A. Account Name: PerkinElmer Optoelectronics St. Louis Account Number: 1864-001903 Lockbox Number: 951516	Northern Trust Bank Account Name: PerkinElmer, Inc. Account Number: 78069 Lockbox Number: 75374 Lockbox is in the name of PerkinElmer Optoelectronics St. Louis

Applied Surface Technology, Inc.

PerkinElmer Automotive Research, Inc.

Foreign

PerkinElmer Canada Inc. (Federal Corp.) c/o Gowlings Lafleur Henderson LLP Suite 5800, Scotia Plaza 40 King Street West Toronto, Ontario Canada M5H 3Z7 (Registered Office c/o local counsel)

Principal business location: 22001 Dumberry Road Vaudreuil, Quebec Canada J7V 8P7	Royal Bank of Canada Account Name: PerkinElmer Canada, Inc. 129 788 6 CDN Lockbox